Exhibit 10.2

Form of Amendment to Lock-Up Agreement

AMENDMENT TO LOCK-UP AGREEMENT

This Amendment to Lock-Up Agreement (this “Amendment”) is made as of January 4, 2023 (the “Effective Date”) by and among Peak Bio, Inc. (f/k/a Ignyte Acquisition Corp.), a Delaware corporation (the “Company”), Peak Bio Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Peak Bio Korea”), and certain stockholders of Peak Bio Korea (the “Lock-Up Parties”).

WHEREAS, the Company, Peak Bio Korea, and the executive officers and members of the board of directors of the Company and stockholders of Peak Bio Korea are parties to that certain Lock-Up Agreement dated as of November 1, 2022 (the “Lock-Up Agreement”) (capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Lock-Up Agreement); and

WHEREAS, the Company, Peak Bio Korea, and a majority in interest of the Lock-Up Parties wish to amend the Lock-Up Agreement with this Amendment.

NOW, THEREFORE, the parties agree to amend the Lock-Up Agreement as follows:

1. Release of 30% of Lock-Up Securities from Lock-Up.

The parties to the Lock-Up Agreement hereby agree that, notwithstanding anything to the contrary in the Lock-Up Agreement, the restriction on Transfer of Lock-Up Securities Beneficially Owned shall not apply to 30% of the Lock-Up Securities Beneficially Owned by a Lock-Up Party.

2. Continuation of Lock-Up Agreement as Amended. Except as modified by this Amendment, the Lock-Up Agreement shall continue in full force and effect.

[Signature Page Follows]

The parties have executed this Amendment to Lock-Up Agreement as of the date first set forth above.

THE COMPANY:

PEAK BIO, INC.

By:
(Signature)
Name:	Stephen LaMond
Title:	Interim CEO and COO

Signature Page to Amendment to Lock-Up Agreement

The parties have executed this Amendment to Lock-Up Agreement as of the date first set forth above.

LOCK-UP PARTIES:

By:
Name:
Title:

Address for Notice:

Signature Page to Amendment to Lock-Up Agreement